                                                    ALLSTATE LIFE INSURANCE COMPANY

                                                The Allstate Advisor Variable Annuities
                                              (Advisor, Advisor Plus, Advisor Preferred)

                                                   Supplement Dated November 9, 2009
                                                  To the Prospectus Dated May 1, 2009

                                     Van Kampen LIT Money Market Portfolio - Class II Liquidation

The purpose of this Supplement is to advise you of certain changes to your variable annuity contract issued by Allstate Life
Insurance Company.

The Board of Trustees of the Van Kampen Life Investment Trust has approved the liquidation of the Van Kampen LIT Money Market
Portfolio - Class II ("Liquidating Fund") to occur on December 18, 2009 ("Liquidation Date"). After the Liquidation Date, the Van Kampen
LIT Money Market Sub-Account will no longer be available for investment, and any Contract Value allocated to the Liquidating Fund will be transferred to the Putnam VT Money Market Fund - Class IB ("Money Market Sub-Account").

If you wish to transfer your Contract Value out of the Liquidating Fund and into any other available investment option within your annuity before the Liquidation Date, you may do so without charge, and the transfer will not be applied against your annual free transfers.  In addition, if your Contract Value corresponding to the Liquidating Fund is transferred into the Money Market
Sub-Account on the Liquidation Date, you may transfer that amount to any other available investment option within your annuity during the 60-day period after the Liquidation Date without charge, and the transfer will not count as one of your annual free transfers.

For your convenience, we have enclosed a transfer form that you may use to transfer your Contract Value to another investment option(s).  Please refer to your prospectus or visit www.accessallstate.com for detailed information about available investment options. If you need assistance in choosing investment options, please contact your financial representative. You may request a transfer via the internet at www.accessallstate.com.  If you have elected the telephone transfer privilege, you may transfer your
Contract Value by calling the Annuity Service Center.

If you have any questions, or would like a copy of any fund prospectuses, please contact your financial representative or the Annuity
Service Center at (800) 457-7617.

Please keep this supplement together with your prospectus for future reference.